                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

                          Date of Report: April 1, 2004

                              Liska Biometry, Inc.
             (Exact name of registrant as specified in its chapter)

                                     Florida
                 (State or other jurisdiction of incorporation)

                                    333-94265
                            (Commission File Number)

                                    061562447
                        (IRS Employer Identification No.)

                              LISKA BIOMETRY, INC.

                               6066 Vineyard Drive
                         Ottawa, Ontario Canada K1C 2M5
               (Address of principal executive offices) (Zip Code)

INFORMATION TO BE INCLUDED IN THE REPORT

LISKA BIOMETRY, INC. is referred to hereafter as "the Company," "we," or "our."

Item 1. Changes in Control of Registrant.
From approximately July 25, 2003 until approximately December 23, 2003, our management issued 4,350,000 shares of restricted common stock to eight entities and persons providing various consultant services to us, in accordance with the terms of verbal agreements we have with these entities and persons. Prior to the issuance of the shares to the eight entities and persons and as of June 30,
2003, our sole officer and director, Lam Ko Chau, owned approximately 56.63% of the common stock outstanding. As of April 1, 2004, Mr. Chau now owns 39.73% of our common stock. This issuance of the 4,350,000 shares represents approximately
28% of our now outstanding common shares.

As a result of the issuance of 1,200,000 shares of our stock to Christopher
LeClerc on July 25, 2003 and the issuance of a total of 700,000 shares of our common stock on July 29, 2003 to 3 other consultants, Mr. Chau's ownership was reduced to approximately 48.22%.

Our bylaws provide that each outstanding share shall be entitled to one vote on each matter submitted to a vote at a meeting of shareholders. In addition, our bylaws provide that a majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum for purposes of shareholder voting. Because Mr. Chau now holds only 39.73% of our common stock and no longer holds a majority of our common shares outstanding and his vote alone in favor or against any shareholder proposals will not be sufficient to constitute a quorum for determining matters submitted to a vote of shareholders. Mr. Chau will be unable to elect directors, amend our articles of incorporation or take various other corporate actions unless he obtains the vote of other holders of our common stock sufficient to represent at least fifty-one per cent of our outstanding common shares. Because Mr. Chau no longer holds fifty-one percent of our outstanding common stock, a change of our shareholder voting control occurred.

Because these verbal agreements were not written agreements or otherwise confirmed in writing in any way, should we have to enforce the terms of these verbal agreements, it will be difficult if not impossible for us to do so. The issuance of the 4,350,000 to the eight consultants is described in (i) - (viii)
below:
(i) Christopher LeClerc
On July 25, 2003, in accordance with the terms of a verbal agreement we have with Christopher LeClerc, we issued 1,200,000 shares of our stock to Christopher
LeClerc, our consultant, in exchange for consulting services related to our business development. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the
Securities Act and set forth the restrictions on their transferability and sale.
On October 23, 2003, we issued an additional 1,500,000 shares of our stock to
Christopher LeClerc, for the same services. After the issuance of the 1,500,000 shares to Christopher LeClerc, he held 2,700,000 shares of our common stock which represents 17.38% of our common shares outstanding. Christopher LeClerc is our key consultant and a beneficial owner of our common stock.

(ii) Manoj Hippola
On July 29, 2003, in accordance with the terms of a verbal agreement we have with Manoj Hippola, we issued 400,000 shares of our stock to Manoj Hippola, our consultant, in payment for services relating to our financial controls, budgeting, and administrative filings. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the Securities Act and set forth the restrictions on their transferability and sale. After the issuance of the 400,000 shares to Mr.
Hippola, he held 400,000 shares which represents 2.58% of our common shares outstanding.

(iii) Jeffrey Hall
On July 29, 2003, in accordance with the terms of a verbal agreement we have with Jeffrey Hall, we issued 150,000 shares of our stock to Jeffrey Hall, our consultant, in payment for consulting services related to industry analysis and business development. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the
Securities Act and set forth the restrictions on their transferability and sale.
After the issuance of the 150,000 shares to Mr. Hall, he held 150,000 shares which represents 0.99% of our common shares outstanding.

(iv) Anthony Kerrigone
On July 29, 2003, in accordance with the terms of a verbal agreement we have with Anthony Kerrigone, we issued 150,000 shares of our stock to Anthony
Kerrigone, a broker registered with the National Association of Securities
Dealers and employed at Empire Financial Group, a registered broker dealer located in Boca Raton, Florida, in payment for general consulting services rendered to us. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the
Securities Act and set forth the restrictions on their transferability and sale.
After the issuance of the 300,000 shares to Mr. Kerrigone, he held 300,000 shares which represents 1.93% of our common shares outstanding.

(v) Kojon Biometrics, Inc.
On August 1, 2003, in accordance with the terms of a verbal agreement we have with Kojon Biometrics, Inc., we issued 150,000 shares of our stock to Kojon
Biometrics, Inc. in payment for services rendered to us for research and development and to reimburse expenses incurred on our behalf and paid by Kojon
Biometrics, Inc. in the amount of $64,152. Lam Ko Chau, our President and sole director, is the majority shareholder of Kojon Biometrics, Inc. through his ownership of 3,500,000 shares or 60% of Kojon Biometrics, Inc.'s common stock.
Lam Ko Chau is the President and a Director of Kojon Biometrics, Inc. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the Securities Act and set forth the restrictions on their transferability and sale. After the issuance of the
150,000 shares to Kojon Biometrics, Inc., Kojon transferred 136,000 shares of our common stock to 4 individuals. Kojon Biometrics, Inc. then held 14,000 shares which represents 0.09% of our common shares outstanding.

(vi) Apollo Holdings, Ltd.
On October 16, 2003, in accordance with the terms of a verbal agreement we have with Apollo Holdings, Ltd., we issued 500,000 shares of our stock to Apollo
Holdings Ltd. in payment for consulting services relating to potential European markets, with emphasis on Germany. The shares issued to Apollo Holdings Ltd., a corporation registered in Seychelles is 100% owned and controlled by Chris
Bonvini. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the Securities Act and set forth the restrictions on their transferability and sale. After the issuance of the 500,000 shares to Mr. Bonvini, he held 550,000 shares which represents 3.54%
of our common shares outstanding.

(vii) Todd Moore
On December 23, 2003, in accordance with the terms of a verbal agreement we have with Todd Moore, we issued 260,000 shares of our stock to Todd Moore, our consultant, in payment for services rendered to us relating to potential
European markets. We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the
Securities Act and set forth the restrictions on their transferability and sale.
After the issuance of the 260,000 shares to Mr. Moore, he held 260,750 shares which represents 1.68% of our common shares outstanding.

(viii)  James Cundiff
On December 23, 2003, in accordance with the terms of a verbal agreement we have with James Cundiff, we issued 40,000 shares of our stock to James Cundiff, our consultant, in payment for services rendered to us relating to business development, specifically marketing of our potential products and/or technology.
We relied upon Section 4(2) of the Act for the sale because the sale did not involve a public offering. We placed legends on the stock certificates stating that the securities were not registered under the Securities Act and set forth the restrictions on their transferability and sale. After the issuance of the
40,000 shares to Mr. Cundiff, he held 40,000 shares which represents 0.26% of our common shares outstanding.

Item 2. Acquisition or Disposition of Assets.
Not Applicable.

Item 3. Bankruptcy or Receivership.
Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.
Not Applicable.

Item 5. Other Events
Not Applicable.

Item 6. Resignations of Registrant's Directors.
Not Applicable.

Item 7. Financial Statements and Exhibits.
(a) Not Applicable.
(b) Not Applicable.
(c) Exhibits.
    None

Item 8. Change in Fiscal Year.
Not Applicable.

Item 9. Regulation FD Disclosure.
Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 1, 2004

Liska Biometry, Inc.

By /s/Lam Ko Chau
Lam Ko Chau
Chief Executive Officer and Director